采 购 合 同

供方:北京市华昕化工研究所

需方:河北省保定市东方造纸有限公司

经双方协商同意,供方北京市华昕化工研究所公司常年供应河北省保定市东方造纸有限公司应用原材料，具体品种为 增白剂、助留剂、硫酸铝、显白剂、松香、滑石粉等 。

合同条款如下：

一、 合同有效期限

自2008年 元月 1 日至2008年 12月 31日，供方保证在该合同期限内常年供应需方以上材料，满足需方生产需要，不得延误。

二、 付款方式和期限

供方和需方协商确定每月的付款时间，但必须保证供方资金的正常周转，付款方式以银行转帐支票或现金为主。

三、 质量和价格

供方保证按照需方的质量要求提供货物，出现质量问题供方按损失价值承担相应的赔偿责任。价格根据市场价双方协商确定。

四、 违约责任

本合同履行期间，如供方未能及时供货造成需方停产，给需方造成损失，供方应对因停产造成的损失赔偿，需方违约也应承担相应的经济责任，违约责任按《合同法》执行。

五、 本合同一式贰份，双方各持一份，经双方盖章后生效。

六、 未尽事宜，双方协商解决。

供方：北京市华昕化工研究所

负责人：

2008年 元月 1 日

需方：河北省保定市东方造纸有限公司

负责人：

年 月 日